UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number (811-09088)
                                                    -----------

                        TEXAS CAPITAL VALUE FUNDS, INC.
                        -------------------------------
               (Exact name of registrant as specified in charter)

      6300 BRIDGEPOINT PARKWAY, BUILDING II, SUITE 105, AUSTIN, TX  78759
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                           MARK A. COFFELT, PRESIDENT
                           --------------------------
                     FIRST AUSTIN CAPITAL MANAGEMENT, INC.
                     -------------------------------------
      6300 BRIDGEPOINT PARKWAY, BUILDING II, SUITE 105, AUSTIN, TX  78759
      -------------------------------------------------------------------
                    (Name and address of agent for service)

                                 (512) 328-9321
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2006
                         ----------

Date of reporting period:  09/30/2006
                           ----------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                          (TEXAS CAPITAL VALUE FUNDS)

                            VALUE & GROWTH PORTFOLIO

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2006

       This report is for the shareholders of the Value & Growth Portfolio. Its use in connection with any offering of the Company's shares is authorized only in a case of concurrent or prior delivery of the Company's current prospectus. Rafferty Capital Markets, Inc. is the Distributor of the Fund.

LIPPER LEADERS AS OF 9/30/06

      Overall
      period

           (LIPPER LEADER TOTAL RETURN LOGO)

           (LIPPER LEADER TAX EFFICIENCY LOGO)

Out of 337 Multi-Cap Value Funds

Lipper ratings for Total Return reflect funds' historical total return performance relative to peers. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. Tax Efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return and Tax Efficiency metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper leaders. Texas Capital's Value & Growth Portfolio was rated among 373 Multi-Cap Value funds for Total Return and Tax Efficiency. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com Lipper Leader Copyright 2002,
                            ---------------------
Reuters.  All Rights Reserved.

COMMENTS OR SUGGESTIONS

Email Mark Coffelt, CFA at markcoffelt@firstaustin.com
                           ---------------------------

For specific questions about your account, please call the Transfer Agent at 1-888-839-7424.

INVESTMENT MANAGER'S REPORT

FELLOW SHAREHOLDERS,

The net asset value of the Value & Growth Portfolio (V&G) on September 30th, 2006 was $33.46. Subsequent to quarter end on November 15th, the fund paid a distribution of $1.48, all of which are long term capital gains.

For the last six months and one year, we have underperformed the S&P 500 index and the Russell 2000, which measures large and small stocks, respectively. The sweet spot in the market has shifted from small and mid caps to larger companies as has your fund portfolio. During rapid market cycle rotation, we expect short term underperformance. Over any longer period, though, our global equity (multi-cap, multi-style) strategy has worked well, and we expect it to continue to do so. Three, five and ten year performance exceeds the indices by significant margins.

   PERIOD                                                              RUSSELL 20003<F3>       S&P 5003<F3>
   ENDED SEPT. 30, 2006     V&G-CLASS A1<F1>      V&G-CLASS C2<F2>      (SMALLER STOCKS)     (LARGER STOCKS)
   --------------------     ----------------      ----------------     -----------------     ---------------
   Last Quarter                  -3.57%                -3.77%                 0.44%                5.67%
   Last Six Months               -5.64%                -6.00%                -4.61%                4.14%
   Last 1 Year                    1.67%                 n/a                   9.92%               10.79%
   Last 3 Years                  18.85%                 n/a                  15.48%               12.30%
   Last 5 Years                  17.17%                 n/a                  13.78%                6.97%
   Last 10 Years                 12.66%                 n/a                   9.06%                8.58%
   Since Inception (A)           12.66%                 n/a                   9.75%                9.61%
   Since Inception (C)             n/a                  4.47%                13.90%               13.78%

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-880-0324. SHADED AREAS INDICATE HIGHEST RELATIVE RETURN FOR PERIOD.

1<F1> After the maximum sales charge of 5.75%, the returns for the last quarter, last six months, last 1 year, last 3 years, last 5 years, last 10 years and since inception (class A shares, 11.06.95) would be -9.13%, -11.06%, -4.18%, 16.52%, 15.80%, 11.99% and 12.05%,
        respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2<F2> Inception date of Class C shares was 10/07/05. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages of the Prospectus for more information about the applicable sales charges for each share class.
3<F3> The Russell 2000 and S&P 500 are unmanaged indices widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.

INVESTMENT MANAGER COMMENTARY

Stocks move in cycles. Investors in sync with the cycle generally do well. For investors out of step, the markets, and stocks in particular, can be ugly. Case in point: Since the previous stock market peak in March 2000, the returns of large growth stocks have diverged widely from the returns of small value stocks. Large growth lost 35% while small value is up some 105% (Thompson Baseline). With a differential of 140% between large growth and small value, investors in these two areas would today be in stunningly different financial positions.

The key to our investment strategy is staying in sync with the sweet spots and avoiding the bitter spots of the market. After all, with a loss of 35%, we think that anyone investing exclusively in large growth would have had an extraordinarily difficult time coming close to the returns posted by small value stocks. Technology stocks were the real disaster, though. Tech stocks, as represented by the NASDAQ 100, lost 61% since March 2000.

The Oracle of Omaha, investor Warren Buffett, often speaks about the two rules of investing: Rule 1: Never lose money. Rule 2: Never forget the first rule. A little math is instructive: An investor with a million dollars who pulls a reasonable fifty thousand (5%) out of his portfolio annually for living expenses, and invested entirely in tech stocks would be broke today, after just six years. Had our investor invested in large growth, his portfolio, and, more importantly, his income would likely be in serious trouble.

The returns of stocks are driven by FACTORS or characteristics such as dividend yields, price-to-sales and price-to-earnings ratios, price momentum, and earnings surprises and revisions. Factors are broadly captured by the terms value and growth, large and small, domestic and international, and, perhaps over a shorter period, sectors and industries. In speaking of value stocks, one is generally noting a factor profile of high dividend yields, low prices-to-sales and to earnings. Growth stocks generally have a factor profile of price momentum, earnings surprises and high analyst revisions.

Our strategy, developed over the years, is to identify the most favorable slices of the market, the factors driving stock returns, and position your portfolio accordingly. Within the sweet spots we look for undervalued companies with favorable prospects. It is really pretty simple. But you should know that our process is vastly different from that of most managers.

Morningstar's style boxes epitomize current thinking. The dimensions of the style boxes are value to growth along the bottom, and small to large vertically. It then slices the universe into nine boxes, and fits every manager and every mutual fund into one of the nine style boxes. It's not just Morningstar. Institutional consultants do the same thing. Presumably, by investing in several style boxes, an investor could get diversification and, secondly, he could identify the best style-box specialist. We say presumably because we have never seen any study showing any benefit to style box investing. Unfortunately, it is one of those accepted, but unexamined, "truths" in investing.

                 Large               Large               Large
                 Value                Core               Growth

                  Mid                 Mid                 Mid
                 Value                Core               Growth

                 Small               Small               Small
                 Value                Core               Growth

            Style Box Dogma

In the style box dogma, we find the diversification argument wanting. Would you really want to bleed in technology or large growth over the last five years for the sake of diversification? Not for my money. Nor is it clear style boxes are good diversifiers.

The second argument, identifying the best style-box manager, is false as well. If the sweet spot in the market is small growth stocks, we can guess that the small-value specialist who holds the fastest growing companies will be the top performer. To put it differently, the small-value manager in a growth market who crosses the line into growth is likely to be the top performer. Then is he really small a value specialist?

Interestingly, Russ Wermers of the University of Maryland, in, "A Matter of
Style: The Causes and Consequences of Style Drift," concluded that managers who had the highest style drift historically, or those that frequently moved from one box to another, had annual excess returns adjusted for volatility nearly three percentage points higher than those managers with the least drift. Lipper Analytical found similar results. In short, it pays to drift. We don't drift, though. We actively seek to move into the most fruitful boxes.

Besides our go anywhere approach, our investment strategy is highly disciplined. We research the key factors driving stocks and then stay focused on those factors.

Investors are overwhelmed with information. Some of the information is relevant, much of it isn't. Decisions deteriorate when information not relevant to the decision is incorporated. Professor Paul Meehl of the University of Minnesota spent a lifetime showing that in any complex decision, if the decision maker will predetermine what's important, and then follow his own criteria rigorously, the decision will better than just using judgment about 98% of the time. Those complex decisions included reading radiology charts, making a diagnosis of mental disorders, and the college admissions process. We would bet that investing would be near the top of the complexity scale making discipline paramount for success.

Why is it important to predetermine the salient criteria, and then follow the criteria rigorously?

Meehl's research shows that decision makers are good at determining what's important, but not so good at follow through. Most decision makers get distracted. You see that in investing. If you ask most investment managers what it takes to beat the market, I believe most would tell you to invest in stocks with low prices to earnings, and other value characteristics. There's no mystery about this; lots and lots of studies show value stocks produce higher returns. But how do they investo They have portfolios full of glamour stocks, or "feel-good" stocks.

The glamour stocks are the ones every one wants to own--and you guessed it, where demand is high, so too are prices. So, knowing what's important doesn't do any good, unless you follow though.

We think part of our better long term results is due to our flexible go anywhere approach; we are not style box limited. Secondly, our research focuses on the successful factors driving stock returns and we have the discipline to keep your portfolio positioned accordingly.

CURRENT ENVIRONMENT

Since April of this year, there has been a shift in the sweet spots of the market. Whereas small and mid cap stocks with both value and growth characteristics were the place to be, we think the sweet spot has shifted towards large cap value, including foreign large cap value stocks. Your portfolio has shifted accordingly. Large cap, value stocks such as HSBC (formerly the Hongkong and Shaghai Banking Corporation), ABN Amro Holding, Sanofi-Aventis, and Glaxo-Smithkline typify the shift. We hold 1.5% of HSBC, 1.3% of ABN Amro (ABN), 1.6% of Sanofi-Aventis (SNY) and 1.5% of Glaxo-Smithkline (GSK). All are in the sweet spot and sell for less, we believe, than their intrinsic values.

Additionally, we think the S&P 500 is about 15% undervalued relative to earnings. Including the expected growth in earnings by the end of 2007, stocks, just to get to fair value, could appreciate 25-30%. While there is always much to worry about--oil prices, the Federal Reserve, wars, the economy, interest rates--our view is that stocks are on a pretty solid footing.

We appreciate you investing along with us in the fund. As always, your inputs are appreciated.

Respectfully submitted,

Mark A. Coffelt, CFA

Chief Investment Officer
Portfolio Manager
markcoffelt@firstaustin.com

Note: Securities mentioned or listed in this report should not be construed as buy or sell recommendations. Depending upon changes in prices and fundamentals of companies mentioned or listed, the Fund may sell or buy without notice. Please consult your Prospectus before buying shares. Distributed by Rafferty Capital Markets. (11/06)

VALUE & GROWTH PORTFOLIO COMPARISON WITH UNMANAGED INDICES
SEPTEMBER 30, 2006

CLASS A SHARES

              The Texas Capital  The Texas Capital     Russell       S&P 500
               Value & Growth     Value & Growth     2000 Total    Index - Divs
    Date       Fund - No Load       Fund - Load     Return Index    Reinvested
    ----      -----------------  -----------------  ------------   ------------
   9/30/96         $10,000             $9,424          $10,000       $10,000
   9/30/97         $16,491            $15,541          $13,319       $14,045
   9/30/98         $13,237            $12,474          $10,786       $15,315
   9/30/99         $12,646            $11,918          $12,843       $19,573
 9/30/2000         $13,827            $13,031          $15,847       $22,174
 9/30/2001         $14,910            $14,051          $12,486       $16,271
 9/30/2002         $14,467            $13,634          $11,325       $12,938
 9/30/2003         $19,614            $18,484          $15,458       $16,094
 9/30/2004         $25,883            $24,392          $18,360       $18,326
 9/30/2005         $32,388            $30,523          $21,656       $20,572
 9/30/2006         $32,929            $31,033          $23,805       $22,792

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006

                  TCVGX
                 (WITHOUT        TCVGX          RUSSELL 2000           S&P 500
PERIOD            LOAD)       (WITH LOAD)     (SMALLER STOCKS)     (LARGER STOCKS)
------           --------     -----------     ----------------     ---------------
Ending Value     $32,929        $31,033           $23,805              $22,792
1 year             1.67%         (4.18%)            9.92%               10.79%
3 years           18.85          16.52             15.48                12.30
5 years           17.17          15.80             13.78                 6.97
10 years          12.66          11.99              9.06                 8.59

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

VALUE & GROWTH PORTFOLIO COMPARISON WITH UNMANAGED INDICES
SEPTEMBER 30, 2006

CLASS C SHARES

              The Texas Capital   The Texas Capital     Russell
               Value & Growth      Value & Growth        2000         S&P 500
             Portfolio Class C -      Portfolio          Total     Index - Divs
    Date           No Load         Class C - Load    Return Index   Reinvested
    ----     -------------------  -----------------  ------------  ------------
  10/7/2005        $10,000             $10,000          $10,000       $10,000
 12/31/2005        $10,371             $10,371          $10,480       $10,484
  3/31/2006        $11,113             $11,113          $11,940       $10,926
  6/30/2006        $10,855             $10,855          $11,340       $10,768
  9/30/2006        $10,447             $10,347          $11,390       $11,378

TOTAL RETURN AS OF SEPTEMBER 30, 2006

                  TCCGX       TCCGX*<F4>
                 (WITHOUT     (WITH EARLY       RUSSELL 2000           S&P 500
PERIOD            LOAD)       REDEMPTION)     (SMALLER STOCKS)     (LARGER STOCKS)
------           --------     -----------     ----------------     ---------------
Ending Value     $10,447        $10,347           $11,390              $11,378
6 months         (6.00%)        (6.94%)           (4.61%)               4.14%
Since Inception
  (10/7/05)       4.47           3.47             13.90                13.78

*<F4> The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

VALUE & GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

COMMON STOCKS - 92.95%                                  SHARES    MARKET VALUE
                                                        ------    ------------
CONSUMER DISCRETIONARY - 2.20%

AUTOMOBILE MANUFACTURERS - 0.80%
Toyota Motor Corp.*<F5>                                  6,000     $   653,400
                                                                   -----------
DEPARTMENT STORES - 0.80%
Nordstrom, Inc.*<F5>                                    15,000         634,500
                                                                   -----------
SPECIALTY STORES - 0.60%
Tiffany & Co.*<F5>                                      15,000         498,000
                                                                   -----------
     Total Consumer Discretionary                                    1,785,900
                                                                   -----------
CONSUMER STAPLES - 5.80%
BREWERS - 1.26%
Cia Cervercerias Unidas - ADR*<F5>^<F6>                 38,700       1,018,971
                                                                   -----------
DISTILLERIES - 1.57%
Diageo PLC - ADR*<F5>^<F6>+<F7>                         17,900       1,271,616
                                                                   -----------
PERSONAL PRODUCTS - 0.80%
USANA Health Sciences, Inc.                             14,700         655,473
                                                                   -----------
SOFT DRINKS - 2.17%
Coca-Cola Femsa SA de CV - ADR*<F5>^<F6>                39,300       1,228,911
Pepsi Bottling Group, Inc.*<F5>                         15,000         532,500
                                                                   -----------
                                                                     1,761,411
                                                                   -----------
     Total Consumer Staples                                          4,707,471
                                                                   -----------
ENERGY - 7.20%

COAL & CONSUMER FUELS - 1.28%
Peabody Energy Corp.*<F5>+<F7>                          28,200       1,037,196
                                                                   -----------
OIL & GAS - EQUIPMENT/SERVICES - 1.31%
BJ Services Co.*<F5>                                    19,000         572,470
ICO, Inc.                                               10,600          70,172
Lufkin Industries, Inc.*<F5>                             8,000         423,360
                                                                   -----------
                                                                     1,066,002
                                                                   -----------
OIL & GAS - EXPLORATION/PRODUCTION - 3.00%
Berry Petroleum Co.*<F5>                                10,600         298,496
Devon Energy Corp.*<F5>                                  4,900         309,435
Nexen, Inc.*<F5>^<F6>                                   20,000       1,069,200
Petrochina Co. Ltd.*<F5>^<F6>                            4,300         462,895
XTO Energy, Inc.*<F5>                                    7,000         294,910
                                                                   -----------
                                                                     2,434,936
                                                                   -----------
OIL & GAS - INTEGRATED - 0.90%
ChevronTexaco Corp.*<F5>                                 2,000         129,720
ConocoPhillips*<F5>                                      8,000         476,240
Tesoro Petroleum Corp.*<F5>                              2,100         121,758
                                                                   -----------
                                                                       727,718
                                                                   -----------
OIL & GAS - REFINING/MARKETING - 0.71%
Giant Industries, Inc.                                   2,300         186,760
Sunoco, Inc.*<F5>                                        6,200         385,578
                                                                   -----------
                                                                       572,338
                                                                   -----------
     Total Energy                                                    5,838,190
                                                                   -----------
FINANCIALS - 26.21%

ASSET MANAGEMENT - 1.41%
Franklin Resources, Inc.*<F5>                            5,000         528,750
SEI Investments Co.*<F5>                                11,000         618,090
                                                                   -----------
                                                                     1,146,840
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES - 8.87%
Australia & New Zealand Banking Group Ltd.*<F5>^<F6>     6,000         599,700
Banco Bilbao Vizcaya Argentaria SA*<F5>^<F6>            52,000       1,202,760
Banco De Chile*<F5>^<F6>                                   200           8,314
BanColombia SA*<F5>^<F6>                                55,400       1,584,440
Barclays PLC*<F5>^<F6>                                  20,000       1,015,400
Deutsche Bank AG*<F5>^<F6>                               7,000         844,900
The First Marblehead Corp.*<F5>                          6,500         450,190
ING Groep NV*<F5>^<F6>                                  11,000         483,780
Mitsubishi Ufj Financial Group, Inc.*<F5>^<F6>          60,000         768,600
ORIX Corp.*<F5>^<F6>                                     1,700         234,770
                                                                   -----------
                                                                     7,192,854
                                                                   -----------
DIVERSIFIED BANKS - 3.43%
ABN Amro Holdings NV*<F5>^<F6>                          34,700       1,013,934
HSBC Holdings PLC*<F5>^<F6>                             13,000       1,189,890
Wells Fargo & Co.*<F5>                                  16,000         578,880
                                                                   -----------
                                                                     2,782,704
                                                                   -----------
INSURANCE - BROKERS - 0.12%
Hilb, Rogal & Hobbs Co.*<F5>                             2,300          98,095
                                                                   -----------
INSURANCE - LIFE/HEALTH - 2.93%
AFLAC, Inc.*<F5>                                        16,600         759,616
Protective Life Corp.*<F5>                              11,000         503,250
Prudential Financial, Inc.*<F5>                          7,000         533,750
Prudential PLC*<F5>^<F6>                                23,200         579,072
                                                                   -----------
                                                                     2,375,688
                                                                   -----------
INSURANCE - MULTI-LINE - 2.10%
21st Century Holding Co.*<F5>                           24,410         450,609
Allianz AG*<F5>^<F6>                                    29,000         502,570
American Financial Group, Inc.*<F5>                     16,000         750,880
                                                                   -----------
                                                                     1,704,059
                                                                   -----------
INSURANCE - PROPERTY/CASUALTY - 2.42%
Meadowbrook Insurance Group, Inc.                       23,800         267,988
State Auto Financial Corp.*<F5>                          5,900         180,245
W.R. Berkley Corp.*<F5>                                 29,400       1,040,466
Zenith National Insurance Corp.*<F5>                    12,000         478,680
                                                                   -----------
                                                                     1,967,379
                                                                   -----------
INVESTMENT BANKING & BROKERAGE - 4.17%
The Goldman Sachs Group, Inc.*<F5>                       5,600         947,352
Knight Capital Group, Inc.                              30,000         546,000
Nomura Holdings, Inc.*<F5>^<F6>                         61,000       1,072,380
TradeStation Group, Inc.                                54,000         813,780
                                                                   -----------
                                                                     3,379,512
                                                                   -----------
THRIFTS & MORTGAGE FINANCING - 0.76%
IndyMac Bancorp, Inc.*<F5>                              15,000         617,400
                                                                   -----------
     Total Financials                                               21,264,531
                                                                   -----------
HEALTH CARE - 17.33%

HEALTH CARE - FACILITY - 0.70%
LifePoint Hospitals, Inc.                               16,000         565,120
                                                                   -----------
HEALTH CARE - MANAGED CARE - 3.20%
CIGNA Corp.*<F5>                                         7,300         849,136
Coventry Health Care, Inc.                              15,000         772,800
UnitedHealth Group, Inc.*<F5>                           19,840         976,128
                                                                   -----------
                                                                     2,598,064
                                                                   -----------
HEALTH CARE - SERVICES - 4.60%
Caremark Rx, Inc.*<F5>+<F7>                             16,200         918,054
Fresenius Medical Care AG*<F5>^<F6>                     35,100       1,517,022
Pediatrix Medical Group, Inc.                           17,800         811,680
Quest Diagnostics*<F5>                                   8,000         489,280
                                                                   -----------
                                                                     3,736,036
                                                                   -----------
HEALTH CARE - SUPPLIES - 1.13%
Smith & Nephew PLC*<F5>^<F6>                            20,000         916,600
                                                                   -----------
LIFE SCIENCE TOOLS - 1.96%
Charles River Laboratories International, Inc.          11,800         512,238
Pharmaceutical Product Development, Inc.*<F5>           13,600         485,384
Thermo Electron Corp.                                   15,000         589,950
                                                                   -----------
                                                                     1,587,572
                                                                   -----------
PHARMACEUTICALS - 5.74%
Aspreva Pharmaceuticals Corp.^<F6>                       8,000         207,600
GlaxoSmithKline PLC - ADR*<F5>^<F6>                     22,000       1,171,060
Novartis AG*<F5>^<F6>                                   20,400       1,192,176
Sanofi-Aventis*<F5>^<F6>                                27,800       1,236,266
Teva Pharmaceutical Industries Ltd. - ADR*<F5>^<F6>     25,000         852,250
                                                                   -----------
                                                                     4,659,352
                                                                   -----------
     Total Health Care                                              14,062,744
                                                                   -----------
INDUSTRIALS - 12.51%

AEROSPACE/DEFENSE - 1.46%
CAE, Inc.*<F5>^<F6>                                     70,000         599,200
L-3 Communications Holdings, Inc.*<F5>                   7,500         587,475
                                                                   -----------
                                                                     1,186,675
                                                                   -----------
AIRFREIGHT & LOGISTICS - 0.54%
FedEx Corp.*<F5>                                         4,000         434,720
                                                                   -----------
BUILDING PRODUCTS - 1.75%
The Lamson & Sessions Co.*<F5>                          27,900         664,578
NCI Building Systems, Inc.                              13,000         756,210
                                                                   -----------
                                                                     1,420,788
                                                                   -----------
CONSTRUCTION & ENGINEERING - 1.54%
Infrasource Services, Inc.                              20,000         351,000
Meadow Valley Corp.                                     52,619         534,609
Michael Baker Corp.                                     17,796         362,326
                                                                   -----------
                                                                     1,247,935
                                                                   -----------
MACHINERY - CONSTRUCTION & FARMING - 2.26%
Bucyrus International, Inc.*<F5>                        15,000         636,300
Commercial Vehicle Group, Inc.                          16,000         308,160
Gehl Co.                                                33,050         885,079
                                                                   -----------
                                                                     1,829,539
                                                                   -----------
INDUSTRIAL MACHINERY - 2.91%
Kubota Corp.^<F6>                                       17,000         695,130
Parker-Hannifin Corp.*<F5>                              13,000       1,010,490
Sun Hydraulics, Inc.*<F5>                               32,100         658,371
                                                                   -----------
                                                                     2,363,991
                                                                   -----------
RAILROADS - 0.54%
Norfolk Southern Corp.*<F5>                             10,000         440,500
                                                                   -----------
SERVICES - EMPLOYMENT - 1.39%
Adecco SA*<F5>^<F6>                                     28,000         423,640
Barrett Business Services                               14,099         302,705
Manpower, Inc.*<F5>                                      6,600         404,382
                                                                   -----------
                                                                     1,130,727
                                                                   -----------
TRUCKING - 0.12%
Celadon Group, Inc.                                      5,737          95,464
                                                                   -----------
     Total Industrials                                              10,150,339
                                                                   -----------
MATERIALS - 11.52%

CHEMICALS - AGRICULTURE/FERTILIZER - 1.89%
The Scotts Co.*<F5>                                     12,000         533,880
Syngenta AG*<F5>^<F6>                                   25,000         754,500
Terra Nitrogen Co. LP*<F5>                               9,400         245,810
                                                                   -----------
                                                                     1,534,190
                                                                   -----------
DIVERSE METAL/MINING - 6.74%
Alliance Resource Partners LP*<F5>                      14,000         487,480
Anglo American PLC*<F5>^<F6>                            30,000         633,000
BHP Billiton Ltd.*<F5>^<F6>                             18,500         700,780
Cia Vale do Rio Doce*<F5>^<F6>                          24,000         517,440
Cia de Minas Buenaventura SA*<F5>^<F6>                  26,300         710,100
Phelps Dodge Corp.*<F5>                                  5,000         423,500
Rio Tinto PLC - ADR*<F5>^<F6>                            5,000         948,150
RTI International Metals, Inc.                          24,000       1,045,920
                                                                   -----------
                                                                     5,466,370
                                                                   -----------
STEEL - 2.89%
NN, Inc.*<F5>                                           33,037         390,828
Oregon Steel Mills, Inc.                                 5,000         244,350
POSCO^<F6>                                              12,200         792,146
Tenaris SA*<F5>^<F6>                                    26,000         919,880
                                                                   -----------
                                                                     2,347,204
                                                                   -----------
     Total Materials                                                 9,347,764
                                                                   -----------
TECHNOLOGY - 2.39%

COMMUNICATIONS EQUIPMENT - 1.40%
Comtech Group, Inc.                                     18,000         269,460
Corning, Inc.                                           15,000         366,150
Nice Systems Ltd.^<F6>                                  18,000         498,060
                                                                   -----------
                                                                     1,133,670
                                                                   -----------
ELECTRONIC EQUIPMENT - 0.29%
Superior Essex, Inc.                                     7,000         239,750
                                                                   -----------
TECHNOLOGY DISTRIBUTION - 0.70%
Anixter International, Inc.*<F5>                        10,000         564,700
                                                                   -----------
     Total Technology                                                1,938,120
                                                                   -----------
TELECOMMUNICATION SERVICES - 3.68%

INTEGRATED TELECOM SERVICES - 2.14%
AT&T, Inc.*<F5>                                         26,000         846,560
Telenor ASA*<F5>^<F6>                                    5,742         223,593
Verizon Communications, Inc.*<F5>                       18,000         668,340
                                                                   -----------
                                                                     1,738,493
                                                                   -----------
WIRELESS TELECOM SERVICES - 1.54%
America Movil SA de CV*<F5>^<F6>                        20,000         787,400
China Mobile Hong Kong Ltd.*<F5>^<F6>                   13,000         459,550
                                                                   -----------
                                                                     1,246,950
                                                                   -----------
     Total Telecommunication Services                                2,985,443
                                                                   -----------
UTILITIES - 4.11%

ELECTRIC UTILITIES - 2.08%
E.ON AG*<F5>^<F6>                                        5,000         198,350
Korea Electric Power Corp.*<F5>^<F6>+<F7>               61,000       1,192,550
National Grid Transco PLC*<F5>^<F6>                      4,800         300,912
                                                                   -----------
                                                                     1,691,812
                                                                   -----------
INDEPENDENT POWER PRODUCTION - 0.63%
The AES Corp.                                           25,000         509,750
                                                                   -----------
WATER UTILITIES - 1.40%
Veolia Environnement*<F5>^<F6>                          18,800       1,135,144
                                                                   -----------
     Total Utilities                                                 3,336,706
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $66,886,395)                                                75,417,208
                                                                   -----------

EXCHANGE TRADED FUNDS - 2.62%
IShares MSCI Austria Index+<F7>                         46,600       1,473,492
IShares MSCI Hong Kong Index                            29,000         409,480
IShares MSCI Pacific Ex Jpn                              2,000         221,900
IShares MSCI Singapore Free                              2,200          20,526
                                                                   -----------
                                                                     2,125,398
                                                                   -----------
TOTAL EXCHANGE TRADED FUNDS
  (Cost $1,362,089)                                                  2,125,398
                                                                   -----------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS - 8.69%                        AMOUNT
                                                     ---------
COMMERCIAL PAPER - 7.04%
Interest Bearing, Due Upon Demand
  U.S. Bank, N.A., 5.15%                            $5,710,000       5,709,182
                                                                   -----------
VARIABLE RATE DEMAND NOTES#<F8> - 1.65%
American Family Financial Services, 4.9427%            821,504         821,504
Wisconsin Corporate Central Credit Union, 4.9938%      522,514         522,514
                                                                   -----------
                                                                     1,344,018
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,053,200)                                                  7,053,200
                                                                   -----------
TOTAL INVESTMENTS
  (Cost $75,301,684) - 104.26%                                      84,595,806
Liabilities in Excess of Other Assets - (4.26)%                     (3,454,067)
                                                                   -----------
TOTAL NET ASSETS - 100.00%                                         $81,141,739
                                                                   -----------
                                                                   -----------

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
*<F5>   Non Income Producing
^<F6>   Foreign Issued Security
+<F7> A portion of the investment is held by the broker as collateral for short sales activity
#<F8> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of September 30, 2006.

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

                                                        SHARES    MARKET VALUE
                                                        ------    ------------
Clear Channel Communications, Inc.                       8,000      $  230,800
Eastman Kodak Co.                                       20,000         448,000
Entergy Corp.                                            8,000         625,840
Google, Inc.                                               750         301,425
Presstek, Inc.                                           9,500          51,205
Public Storage, Inc.                                     6,000         515,940
Simon Property Group, Inc.                               6,000         543,720
Tribune Co.                                              8,000         261,760
Whole Foods Market, Inc.                                 4,000         237,720
                                                                    ----------
TOTAL SECURITIES SOLD SHORT
  (Proceeds $3,186,927)                                             $3,216,410
                                                                    ----------
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
ALLOCATION BY SECTOR
AS OF SEPTEMBER 30, 2006

Consumer Discretionary                 2%
Technology                             2%
Telecommunication Services             4%
Utilities                              4%
Consumer Staples                       6%
Energy                                 7%
Materials                             12%
Industrials                           13%
Health Care                           17%
Financials                            26%

Percentages are based upon net assets.

TOP 10 SECURITIES*<F9>:        MARKET VALUE       TOP 10 INDUSTRIES*<F9>:      MARKET VALUE
-----------------------        ------------       -----------------------      ------------
BanColombia SA                  $ 1,584,440       Diversified
Fresenius                                           Financial Services          $ 7,192,854
  Medical Care AG                 1,517,022       Diverse Metal/Mining            5,466,370
IShares MSCI Austria Index        1,473,492       Pharmaceuticals                 4,659,352
Diageo PLC - ADR                  1,271,616       Health Care - Services          3,736,036
Sanofi-Aventis                    1,236,266       Investment Banking
Coca-Cola Femsa                                     & Brokerage                   3,379,512
  SA de CV - ADR                  1,228,911       Diversified Banks               2,782,704
Banco Bilbao                                      Health Care -
  Vizcaya Argentaria SA           1,202,760         Managed Care                  2,598,064
Korea Electric                                    Oil & Gas -
  Power Corp.                     1,192,550         Exploration/Production        2,434,936
Novartis AG                       1,192,176       Insurance - Life/Health         2,375,688
HSBC Holdings PLC                 1,189,890       Industrial Machinery            2,363,991
                                -----------                                     -----------
                                $13,089,123                                     $36,989,507
                                -----------                                     -----------
                                -----------                                     -----------

*<F9>  Excludes Cash and Short-term Investments.

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
STATEMENTS OF ASSETS & LIABILITIES
SEPTEMBER 30, 2006

ASSETS:
Investments, at value (cost of $75,301,684)                        $84,595,806
Deposits at broker for securities sold short                         3,186,927
Receivable for capital shares sold                                      93,048
Dividends and interest receivable                                      111,692
Receivable for securities sold                                         183,324
                                                                   -----------
       Total assets                                                 88,170,797
                                                                   -----------
LIABILITIES:
Securities sold short (proceeds $3,186,927)                          3,216,410
Payables:
   Securities purchased                                              2,779,758
   Fund shares purchased                                               886,179
   Advisory fee                                                         63,073
   Distribution fee                                                     54,339
   Administration fee                                                   25,779
   Custody fees                                                          3,520
                                                                   -----------
       Total liabilities                                             7,029,058
                                                                   -----------
NET ASSETS                                                         $81,141,739
                                                                   -----------
                                                                   -----------
NET ASSETS CONSIST OF:
Paid in capital                                                    $69,846,296
Undistributed net realized gain on investments                       2,030,804
Net unrealized appreciation (depreciation) on:
   Long positions                                                    9,294,122
   Securities sold short                                               (29,483)
                                                                   -----------
NET ASSETS                                                         $81,141,739
                                                                   -----------
                                                                   -----------
CLASS A:
   Net assets applicable to outstanding Class A shares             $78,187,420
   Shares issued ($25,000,000 shares of
     beneficial interest authorized, $0.0001 par value)              2,337,073
   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                  $     33.46
                                                                   -----------
                                                                   -----------
   MAXIMUM OFFERING PRICE PER SHARE
     (NET ASSET VALUE DIVIDED BY 94.25%)                           $     35.50
                                                                   -----------
                                                                   -----------
CLASS C:
   Net assets applicable to outstanding Class C shares             $ 2,954,319
   Shares issued ($25,000,000 of beneficial interest
     authorized, $0.0001 par value)                                     88,929
   NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE*<F10>                              $     33.22
                                                                   -----------
                                                                   -----------

*<F10> Redemption price per share is equal to net asset value less any applicable sales charges.

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2006

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $35,335)               $   965,042
Interest                                                               310,073
                                                                   -----------
       Total investment income                                       1,275,115
                                                                   -----------
EXPENSES:
Investment advisory fees (Note 3)                                      915,415
Administration fees (Note 3)                                           332,048
Distribution fees (Note 3)
   Distribution fees - Class A                                         224,234
   Distribution fees - Class C                                          18,479
Dividends on short sale positions                                       42,684
Custody fees                                                             8,136
Interest expense                                                           501
                                                                   -----------
       Total expenses                                                1,541,497
                                                                   -----------
NET INVESTMENT LOSS                                                   (266,382)
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments                                                   3,959,649
       Securities sold short                                          (887,505)
   Net change in unrealized gain (loss) on:
       Investments                                                  (2,616,912)
       Securities sold short                                           319,497
                                                                   -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              774,729
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   508,347
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED             YEAR ENDED
                                                                            SEPTEMBER 30,         SEPTEMBER 30,
                                                                                2006                   2005
                                                                            -------------         -------------
OPERATIONS:
Net investment income (loss)                                                $  (266,382)           $   (73,792)
Net realized gain (loss) on investments                                       3,072,144              4,597,023
Net change in unrealized appreciation on investments                         (2,297,415)             7,548,521
                                                                            -----------            -----------
   Net increase in net assets resulting from operations                         508,347             12,071,752
                                                                            -----------            -----------
CAPITAL SHARE TRANSACTIONS (A)<F11>:
Proceeds from shares sold
   Class A shares                                                            34,827,587             32,271,822
   Class C shares*<F12>                                                       3,148,767                     --
Cost of shares redeemed
   Class A shares                                                           (34,834,724)            (7,109,888)
   Class C shares*<F12>                                                        (111,482)                    --
                                                                            -----------            -----------
   Net increase in net assets from capital share transactions (a)<F11>        3,030,148             25,161,934
                                                                            -----------            -----------
TOTAL INCREASE IN NET ASSETS                                                  3,538,495             37,233,686
                                                                            -----------            -----------
NET ASSETS:
Beginning of year                                                            77,603,244             40,369,558
                                                                            -----------            -----------
End of year (includes $0 and $0 of undistributed
  net investment income, respectively)                                      $81,141,739            $77,603,244
                                                                            -----------            -----------
                                                                            -----------            -----------

(A)<F11>  CHANGES IN SHARES OUTSTANDING:

CLASS A
-------
   Shares sold                                                                1,018,615              1,060,760
   Shares redeemed                                                           (1,039,737)              (237,363)
                                                                            -----------            -----------
   Net increase (decrease) in capital shares                                    (21,122)               823,397
   Shares Outstanding:
       Beginning of year                                                      2,358,195              1,534,798
                                                                            -----------            -----------
       End of year                                                            2,337,073              2,358,195
                                                                            -----------            -----------
                                                                            -----------            -----------
CLASS C*<F12>
-------------
   Shares sold                                                                   92,313                     --
   Shares redeemed                                                               (3,384)                    --
                                                                            -----------            -----------
   Net increase (decrease) in capital shares                                     88,929                     --
   Shares Outstanding:
       Beginning of period                                                           --                     --
                                                                            -----------            -----------
       End of period                                                             88,929                     --
                                                                            -----------            -----------
                                                                            -----------            -----------

*<F12>  Commencement of operations for Class C shares was October 7, 2005.

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A CLASS A CAPITAL SHARE OUTSTANDING

                                                                         YEAR ENDED SEPTEMBER 30,

                                                     2006           2005           2004           2003           2002
                                                     ----           ----           ----           ----           ----

NET ASSET VALUE -
  BEGINNING OF YEAR                                 $32.91         $26.30         $19.93         $14.70         $15.15
                                                    ------         ------         ------         ------         ------

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.10)         (0.03)         (0.11)         (0.20)         (0.17)
Net realized and unrealized
  gain (loss) on investments                          0.65           6.64           6.48           5.43          (0.28)
                                                    ------         ------         ------         ------         ------
     Total from investment operations                 0.55           6.61           6.37           5.23          (0.45)
                                                    ------         ------         ------         ------         ------
NET ASSET VALUE -
  END OF YEAR                                       $33.46         $32.91         $26.30         $19.93         $14.70
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                          1.7%          25.1%          32.0%          35.6%         (3.0)%

RATIOS AND
  SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $78,187        $77,603        $40,370        $26,029        $20,409
Ratio of operating expenses
  to average net assets                              1.67%          1.68%          1.78%          1.93%          1.81%
Ratio of operating expenses excluding
  dividend payments on short positions
  to average net assets                              1.62%          1.68%          1.78%          1.93%          1.81%
Ratio of net investment income
  to average net assets                            (0.28)%        (0.13)%        (0.45)%        (1.28)%        (0.90)%
Portfolio turnover rate                             147.7%         122.0%         171.9%         260.2%         347.5%

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A CLASS C CAPITAL SHARE OUTSTANDING

                                                            OCTOBER 7, 2005
                                                                THROUGH
                                                             SEPTEMBER 30,
                                                              2006*<F13>
                                                            ---------------

NET ASSET VALUE - BEGINNING OF PERIOD                           $31.80
                                                                ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     (0.21)
Net realized and unrealized gain (loss) on investments            1.63
                                                                ------
     Total from investment operations                             1.57
                                                                ------
NET ASSET VALUE - END OF PERIOD                                 $33.22
                                                                ------
                                                                ------

TOTAL RETURN                                                      4.5%+<F14>

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $2,954
Ratio of operating expenses to average net assets                2.42%^<F15>
Ratio of operating expenses excluding dividend
  payments on short positions to average net assets              2.37%^<F15>
Ratio of net investment income to average net assets           (1.02)%^<F15>
Portfolio turnover rate                                         147.7%+<F14>

*<F13> Commencement of operations for Class C shares was October 7, 2005. +<F14> Not Annualized
^<F15>  Annualized

   The accompanying notes are an integral part of these financial statements.

VALUE & GROWTH PORTFOLIO
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets from operations                    $     508,347
   Adjustments to reconcile net increase (decrease) in
     net assets from operations to net cash used in
     operating activities
       Purchases of investments                                   (125,477,195)
       Proceeds for dispositions of investment securities          123,464,220
       Sale of short-term investments, net                          (1,932,365)
       Decrease in receivables for securities sold                     602,804
       Increase in restricted cash                                    (806,601)
       Increase in dividends and interest receivable                   (30,660)

       Increase in securities sold short                               595,179
       Increase in payable for securities purchased                    212,241

       Increase in accrued management fees                               1,253
       Increase in accrued administration fees                           3,172
       Increase in distribution fees                                    10,164
       Increase in custody fees                                          1,088
       Unrealized appreciation on securities                         2,616,912
       Gains on investments                                         (3,913,897)
                                                                 -------------
   Net cash used in operating activities                            (4,145,338)
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from shares sold                                    38,331,748
       Payment on shares redeemed                                  (34,186,767)
                                                                 -------------
                                                                     4,144,981
                                                                 -------------
   Net decrease in cash                                                   (357)

   Cash:
       Beginning balance                                                   357
                                                                 -------------
       Ending balance                                            $          --
                                                                 -------------
                                                                 -------------
   Supplemental information:
       Cash paid for interest on loan outstanding                $         501

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

1.   ORGANIZATION

     Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "Fund") is a series of the Texas Capital Value Funds, Inc, (the "Corporation"). The Fund offers Class A and Class C shares. Each class of shares differs principally in its respective distribution expenses and sales charges, if any. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Fund's Class A shares commenced operations on November 6, 1995. The Fund's Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were re-designated as Class A shares. The Fund's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

     a) VALUATION OF SECURITIES - Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

     b) FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

     c) SECURITY TRANSACTIONS, INCOME AND OTHER - Investment and shareowner transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective shares outstanding.

     d) DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts. These differences are primarily due to net operating losses and post-October capital losses. For the year ended September 30, 2006, the Fund decreased paid-in capital by $297,749, decreased undistributed net investment loss by $266,382 and decreased undistributed net realized gains on investments by $31,367.

     e) SHORT SALE TRANSACTIONS - The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales "against the box" (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC's positions regarding the asset segregation requirements of Section 18 of the 40 Act.

     f) DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES - The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund's investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

     g) USE OF ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     h) NEW ACCOUNTING PRONOUNCEMENTS - On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

          In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets. The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

     In addition, the Advisor is acting as the administrator to the Fund. For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series. The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

     TRANSACTIONS WITH TEXAS CAPITAL, INC.

     The Advisor owns an interest in Texas Capital, Inc., a registered broker-dealer. For the year ending September 30, 2006, the Fund transacted $348,707 in commissions through Texas Capital, Inc. All transactions were at $.050 per share through August 10, after which all transactions were at $.035 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly.

     DISTRIBUTION AGREEMENT AND PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund's Class A shares. The Fund's Class C shares allow for up to 1.00% of the average daily net assets. For the year ending September 30, 2006, the Fund incurred Distribution expenses of $224,234 for the Class A shares and $18,479 for the Class C shares pursuant to the Plan. The amount of sales charge retained by the distributor was $15,000.

     Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

4.   LINE OF CREDIT

     The Fund has a $9 million secured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 2006, the Fund had $0 outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 8.23% and the weighted average amount outstanding was $6,003.

5.   PURCHASES AND SALES OF SECURITIES

     For the year ending September 30, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $125,477,196 and $123,413,249, respectively, for the Fund.

6.   FEDERAL TAX INFORMATION

     As of September 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

     Cost of investments (a)<F16>                                  $75,279,003
                                                                   -----------
     Gross unrealized appreciation                                 $10,698,082
     Gross unrealized depreciation                                  (1,381,279)
                                                                   -----------
     Net unrealized appreciation                                   $ 9,316,803
                                                                   -----------
                                                                   -----------
     Undistributed ordinary income                                           0
     Undistributed long-term capital gain                            2,008,123
                                                                   -----------
     Total distributable earnings                                    2,008,123
                                                                   -----------
     Other accumulated gains (losses)                                  (29,483)
                                                                   -----------
     Total accumulated earnings (losses)                           $11,295,443
                                                                   -----------
                                                                   -----------

     (a)<F16> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to partnership adjustments.

     At September 30, 2006, the Fund utilized tax basis capital losses of $1,013,919, which were used to offset capital gains in the current year. The Fund had no post-October loss deferrals as of September 30, 2006. There were no distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
TEXAS CAPITAL VALUE FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of the Value and Growth Portfolio (the "Fund"), a series of shares of the Texas Capital Value Funds, Inc., including the schedule of investments, as of September 30, 2006, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value and Growth Portfolio as of September 30, 2006, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                              TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 3, 2006

VALUE & GROWTH PORTFOLIO
EXPENSE EXAMPLE
SEPTEMBER 30, 2006 (UNAUDITED)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2006 to September 30, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING           ENDING            EXPENSES PAID
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD(1)<F17>
                                4/1/06           9/30/06           4/1/06 - 9/30/06
                            -------------     -------------     ---------------------
Value & Growth Portfolio
ACTUAL
     Class A                  $1,000.00         $  943.60               $ 7.89
     Class C                  $1,000.00         $  940.00               $11.53

HYPOTHETICAL (5% RETURN
BEFORE EXPENSES)
     Class A                  $1,000.00         $1,016.95               $ 8.19
     Class C                  $1,000.00         $1,013.19               $11.96

(1)<F17> Expenses are equal to the Class A and Class C fund shares' annualized expense ratio of 1.62% and 2.37%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

INFORMATION ABOUT DIRECTORS
AND OFFICERS (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

                                                        PRINCIPAL                  NUMBER OF         OTHER
                         POSITION(S)                    OCCUPATION(S)              PORTFOLIOS    DIRECTORSHIPS
NAME, AGE,               HELD WITH         TERM OF      DURING PAST                 OVERSEEN        HELD BY
AND ADDRESS              FUND              OFFICE       5 YEARS                   BY DIRECTOR      DIRECTOR
-----------              -----------       -------      -------------             -----------    -------------
Mark A. Coffelt,         Director,          Since       President of First             1               0
C.F.A, 50                Chairman of      November,     Austin Capital
6300 Bridgepoint         the Board,         1995        Management, Inc.
Parkway, Bldg. II,       President,                     (1988-Present)
Ste. 105                 Chief
Austin, TX 78730         Executive
                         Officer and
                         Chief Financial
                         Officer

Janis A. Claflin, 64     Independent        Since       President and                  1               0
1301 Capital of Texas    Director         November,     owner of Claflin &
Highway Ste B-127                           1995        Associates (1985-
Austin, Texas 78746                                     Present) Chairperson
                                                        of the Trustee
                                                        Program Committee
                                                        on the Board of
                                                        Directors of the
                                                        Fetzer Institute
                                                        (1987-Present)
                                                        Licensed Marriage
                                                        and Family Therapist

Edward K. Clark,         Independent        Since       CPA-Emergent                   1               0
Attorney, CPA, 53        Director         November,     Technologies (2002-
2508 Ashley Worth                           1995        Present) Member-
Blvd., Suite 200                                        Kelly, Hart &
Austin, TX 78738                                        Hallman (1997-2002)
                                                        Partner-Clark &
                                                        Clark of Austin,
                                                        Texas (1995-1997)
                                                        Certified Public
                                                        Accountant

John Henry McDonald,     Independent        Since       President and                  1               0
CFP, 56                  Director         November,     founder of Austin
7200 N. MoPac  #315                         1995        Asset Management
Austin, TX 78731                                        (1990-Present)
                                                        CFP from the
                                                        College for Financial
                                                        Planning Member of
                                                        the CFP Board of
                                                        Standards President
                                                        of the Austin Society
                                                        of Certified Financial
                                                        Planners

HOW TO OBTAIN A COPY OF THE FUND'S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund's Statement of Additional Information on the SEC's website at http://www.sec.gov.
                                               ------------------

The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC's website at http://www.sec.gov.
                                  ------------------

QUARTERLY FILINGS ON FORM N-Q

Texas Capital Value Funds, Inc., files the Fund's complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's
           ------------------
Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF DIRECTORS' APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the "Board") of the Texas Capital Value Funds, Inc. (the "Corporation") and its sole series, the Value and Growth Portfolio (the "Fund"), met on September 28, 2006 to consider the annual renewal of the investment advisory agreement (the "Advisory Agreement") between the Fund and First Austin Capital Management, Inc. (the "Adviser").

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum prepared by legal counsel detailing the Board's fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement and comparative information regarding the Fund's performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and made the following conclusions:

1.   NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

     The Board considered the nature, extent, and quality of services provided by the Adviser, including investment management, supervision of the Fund's operations and compliance with securities laws. Among other things, the Board noted that the Adviser provides the Fund's Chief Compliance Officer, who serves at the pleasure of and whose compensation is determined by the Board, and oversees the service providers that support the Fund in providing fund accounting, administration, distribution, transfer agency and custodial services. The Board concluded that the services provided were extensive and of high quality.

2.   INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER.

     The Board reviewed the investment performance relating to the Fund and the Adviser. The Board noted that for the fiscal year ended September 30, 2006, the Fund underperformed prior years but that it continued to outperform the S&P 500 Index for the three-, five- and ten-year periods ended September 30, 2006. The Board also noted that Morningstar had given the Fund a four-star rating based on performance versus risk in the "mid-cap blend" category and that Lipper designated the Fund a "Lipper Leader" in the total return and tax efficiency categories. The Board concluded that Fund shareholders would likely benefit from the Adviser's continued services based on the Adviser's track record of providing superior long-term performance.

3.   ADVISORY FEES.

     The Board considered the Fund's advisory fees and expenses, comparing the fees of funds similar in asset size and investment objective to the Fund. The Board considered information that demonstrated that the Fund's relative performance compared favorably with its relative expenses and concluded that the Fund's shareholders realized good value in light of the advisory fees paid to the Adviser and the Fund's overall expenses. Moreover, the Board reviewed the Fund's expense ratios and comparable expense ratios for similar funds relying on data from service providers. The Board concluded that the Fund's total expense ratio falls within the reasonable range of expense ratios for funds falling within the Fund's comparison groups. The Board, therefore, determined that the Fund's advisory fees and expense ratios were fair and reasonable.

4. COSTS OF SERVICES AND PROFITS TO BE REALIZED BY THE ADVISER AND OTHER BENEFITS TO THE ADVISER.

     The Board reviewed cost of services information relating to the Fund and the Adviser. In particular, the Board reviewed profitability information relating to the Adviser. The Board noted the Adviser's profit margin and concluded that the Adviser's profit margin was well below that of advisers whose financial statements were publicly available. In assessing the Adviser's profitability, the Board evaluated the fallout benefits that the Adviser, or its affiliates, realized from its relationship with the Fund including the allocation of a portion of the Fund's portfolio transactions to a broker/dealer affiliated with the Adviser. The Board concluded that the Adviser's profits were reasonable and not excessive when compared to other investment advisers or profit margins determined to be reasonable in relevant court decisions and that the fallout benefits realized by the Adviser and its affiliate were reasonable.

5.   EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

     The Board discussed whether there may be economies of scale in the management of the Fund and considered funds that offer breakpoints in relation to management fees. The Board determined that the Fund had not yet grown significantly in size and that the marketplace had not demonstrated significant potential growth to such an extent that would warrant the use of breakpoints.

CONCLUSIONS

Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable and that it was in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

                       VALUE & GROWTH PORTFOLIO - A CLASS
                                     TCVGX
                                CUSIP #882241102

                       VALUE & GROWTH PORTFOLIO - C CLASS
                                     TCCGX
                                CUSIP #882241508

         ADVISOR
         First Austin Capital Management, Inc.
         6300 Bridgepoint Parkway, Building 2, Suite 105
         Austin, TX  78730
         800-880-0324

         TRANSFER AGENT, ACCOUNTANT, AND CUSTODIAN
         U.S. Bancorp Fund Services, LLC
         615 E. Michigan Street, 3rd Floor
         Milwaukee, WI  53202
         888-839-7424
         Call for questions on your account.

         ADMINISTRATOR
         First Austin Capital Management, Inc.
         6300 Bridgepoint Parkway, Building 2, Suite 105
         Austin, TX  78730
         800-880-0324

         DISTRIBUTOR
         Rafferty Capital Markets, Inc.
         1311 Mamaroneck Avenue
         White Plains, NY  10605

         MAILING ADDRESS
         Texas Capital Value Funds
         c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI  53201-0701
         Please send all account related correspondence here.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         Tait, Weller & Baker LLP
         1818 Market Street, Suite 2400
         Philadelphia, PA  19103

         COUNSEL
         Godfrey & Kahn, S.C.
         780 N. Water Street
         Milwaukee, WI  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Clark is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                               FYE  09/30/2006         FYE  09/30/2005
                               ---------------         ---------------
Audit Fees                         $12,000                 $12,000
Audit-Related Fees                   None                   None
Tax Fees                            $3,000                 $2,000
All Other Fees                       None                   None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                FYE  09/30/2006       FYE  09/30/2005
----------------------                ---------------       ---------------
Registrant                                  None                 None
Registrant's Investment Adviser             None                $4,500

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Texas Capital Value Funds, Inc.
                   --------------------------------------------------

     By (Signature and Title) /s/Mark A. Coffelt
                              ---------------------------------------
                              Mark A. Coffelt, President and Chairman

     Date     December 4, 2006
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/Mark A. Coffelt
                              ------------------------------------------------
                              Mark A. Coffelt, Principal Executive Officer and Principal Financial Officer

     Date     December 4, 2006
           ----------------------------------